WHEN RECORDED MAIL TO:

O'MELVENY & MYERS LLP
1999 Avenue of the Stars
Suite 700
Los Angeles, California 90067
Attention:  Dean Pappas, Esq.
File No.:  843,112-044
______________________________________________________________________________
NOTICE: THIS SUBORDINATION AND INTERCREDITOR AGREEMENT RESULTS IN YOUR SECURITY INTEREST IN THE PROPERTY DESCRIBED HEREIN BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INTEREST.


                                    SUBORDINATION
                             AND INTERCREDITOR AGREEMENT

          THIS SUBORDINATION AND INTERCREDITOR AGREEMENT (this "AGREEMENT") is made as of April 14, 1998, by and among SANTA FE HOTEL INC., a Nevada corporation ("OBLIGOR"), SUNAMERICA LIFE INSURANCE COMPANY, an Arizona corporation ("COLLATERAL AGENT"), as Collateral Agent on behalf of itself and each of the "Holders" described in the Note Purchase Agreement defined below (individually each a "SENIOR OBLIGEE" and collectively the "SENIOR OBLIGEES"), and IBJ SCHRODER BANK & TRUST COMPANY, a New York banking corporation ("TRUSTEE"), as Trustee for the "Noteholders" under the Indenture defined below (individually each a "JUNIOR OBLIGEE" and collectively the "JUNIOR OBLIGEES").


                                   R E C I T A L S

          A. Obligor has executed that certain Deed of Trust and Security Agreement with Assignment of Rents and Fixture Filing dated as of December 29, 1993 and recorded in the Official Records of Clark County, Nevada on December 29, 1993 in Book 931229, Document No. 00300, to United Title of Nevada, as trustee, for the benefit of Trustee, as trustee for the Junior Obligees, as beneficiary (as amended, modified, renewed or extended, the "JUNIOR DEED OF TRUST"). The Junior Deed of Trust secures the Junior Obligations (defined in this Agreement below).

          B. Obligor has also executed that certain Deed of Trust, Fixture Filing and Financing Statement and Security Agreement with Assignment of Rents of even date herewith and recorded in the Official Records of Clark County, Nevada immediately prior to the recordation of this Agreement, to United Title of Nevada, as trustee, for the benefit of Collateral Agent as collateral agent for the Senior Obligees, as beneficiary (as amended, modified, renewed or extended, the "SENIOR DEED OF TRUST"), and has also executed that


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certain Security Agreement dated as of the date hereof between the Obligor and the Collateral Agent (as amended, modified, renewed or extended, the "SENIOR SECURITY AGREEMENT"). The Senior Deed of Trust and the Senior Security Agreement secure the Senior Obligations (defined in this Agreement below).

          C. The Junior Deed of Trust, Senior Deed of Trust and the Senior Security Agreement each cover that certain real property located in Clark County, Nevada, more particularly described on EXHIBIT A attached hereto and incorporated herein by this reference and commonly known as the "Santa Fe Hotel & Casino" and certain other property (such real property, together with all improvements, fixtures, rents, issues, profits, personalty and other property located thereon or used by Obligor in connection therewith and all proceeds of every nature relating thereto and covered by the Junior Deed of Trust, Senior Deed of Trust or the Senior Security Agreement shall herein be referred to collectively as the "PROPERTY").

          D. The Senior Obligees require as a condition to acquiring the promissory notes under and pursuant to the Note Purchase Agreement that the Senior Deed of Trust, the Senior Security Agreement and other Senior Basic Documents (as defined below) shall unconditionally be and remain at all times a lien and charge upon the Property prior and superior to the lien or charge of the Junior Deed of Trust and Junior Basic Documents (as defined below).

          E. Trustee and the Junior Obligees are willing to subordinate the lien and charge of the Junior Deed of Trust and Junior Basic Documents to the Senior Deed of Trust, the Senior Security Agreement and other Senior Basic Documents on the terms and conditions set forth in this Agreement below.

          NOW, THEREFORE, with reference to the above recitals and in reliance thereon and in consideration of the mutual benefits accruing to the parties hereto and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Senior Obligees to acquire the promissory notes under and pursuant to the Note Purchase Agreement, it is hereby declared, understood, and agreed as follows:

          1.   CERTAIN DEFINED TERMS.

          (a) "INDENTURE" shall mean that certain Indenture dated as of December 29, 1993, as amended by the First Supplemental Indenture, dated as of April 14, 1998, by and among Obligor, Sahara Gaming Corporation, a Nevada corporation, and Trustee, as trustee for the Junior Obligees, as amended, modified or supplemented from time to time.

          (b) "JUNIOR BASIC DOCUMENTS" shall mean the Indenture, Junior Deed of Trust and all other documents and instruments executed in connection therewith or evidencing or securing the Junior Obligations, as the same may be amended, modified or supplemented from time to time.

          (c) "JUNIOR OBLIGATIONS" shall mean all of the Obligor's "Obligations" under and as defined in the Indenture and the other Junior Basic Documents, including, without limitation, the principal amount of any and all claims, obligations and liabilities of any nature matured or unmatured, absolute or contingent, secured or unsecured, joint or several, due or not due, and whether now existing or hereafter incurred and all judgments, decrees, and liens therefor together with all interest on the foregoing. The Junior Obligations shall include, without limitation, Obligor's obligation to (i) pay the principal of, and interest on, any and all notes issued pursuant to the Indenture in accordance with the terms thereof and to satisfy all of its other liabilities to the Trustee and the Junior Obligees, whether under the Junior Basic Documents or otherwise, whether now existing or hereafter incurred, matured or unmatured, direct or contingent, joint or several including any extensions, modifications, renewals thereof, and substitutions therefor; (ii) repay to the Trustee and the Junior Obligees all amounts advanced by the Trustee or any of the Junior Obligees under any of the Junior Basic Documents or otherwise on behalf of the Obligor, including, without limitation, advances for principal or interest payments to prior secured parties, mortgagees, or lienors, or for taxes, levies, insurance, rent, or repairs to, or maintenance or storage of, any of the Property serving as collateral for the Junior Obligations; and (iii) reimburse the Trustee and the Junior Obligees, on demand, for all of the Trustee's and Junior Obligees' expenses and costs, including the reasonable fees and expenses of their counsel, in connection with the preparation, administration, amendment, modification, or enforcement of any of the Junior Basic Documents.

          (d) "NOTE PURCHASE AGREEMENT" shall mean that certain Note Purchase Agreement of even date herewith, by and among Obligor, Collateral Agent and Credit Suisse First Boston Mortgage Capital LLC, a Delaware limited liability company, as amended, modified or supplemented from time to time.

          (e) "SENIOR BASIC DOCUMENTS" shall mean the Note Purchase Agreement, Senior Deed of Trust, the Senior Security Agreement and all other documents and instruments executed in connection therewith or evidencing or securing the Senior Obligations, as the same may be amended, modified or supplemented from time to time.

          (f) "SENIOR OBLIGATIONS" shall mean all of the Obligor's "Obligations" under and as defined in the Note Purchase Agreement and other Senior Basic Documents, whether matured or unmatured, absolute or contingent, secured or unsecured, joint or several, due or not due, and whether now existing or hereafter incurred and all interest now accrued or hereafter accruing thereon. The Senior Obligations shall include, without limitation, Obligor's obligation to (i) pay the principal of, and interest on, any and all notes issued pursuant to the Note Purchase Agreement in accordance with the terms thereof and to satisfy all of its other liabilities to the Collateral Agent and the Senior Obligees, whether under the Note Purchase Agreement or otherwise, whether now existing or hereafter incurred, matured or unmatured, direct or contingent, joint or several including any extensions, modifications, renewals thereof, and substitutions therefor; (ii) repay to the Collateral Agent and the Senior Obligees all amounts advanced by the Collateral Agent or any of the Senior Obligees under any of the Senior Basic Documents or otherwise on behalf

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of the Obligor, including, without limitation, advances for principal or interest payments to prior secured parties, mortgagees, or lienors, or for taxes, levies, insurance, rent, or repairs to, or maintenance or storage of, any of the Property serving as collateral for the Senior Obligations; and (iii) reimburse the Collateral Agent and the Senior Obligees, on demand, for all of the Collateral Agent's and Senior Obligees' expenses and costs, including the reasonable fees and expenses of their counsel, in connection with the preparation, administration, amendment, modification, or enforcement of any of the Senior Basic Documents.

          2.   SUBORDINATION.

          (a) The Senior Deed of Trust and the other Senior Basic Documents securing the Senior Obligations in favor of Collateral Agent and the Senior Obligees, and any and all modifications, amendments, renewals or extensions thereof, are hereby made and shall unconditionally continue to be a lien or charge on the Property, prior and superior to the lien or charge of the Junior Deed of Trust and any other Junior Basic Document. Trustee and the Junior Obligees each hereby intentionally and unconditionally subordinate the lien or charge of the Junior Deed of Trust and each other Junior Basic Document encumbering the Property in favor of the lien or charge of the Senior Deed of Trust and the other Senior Basic Documents and each understands that in reliance upon, and in consideration of, this subordination, the Senior Obligees will purchase the Senior Obligations, future advances will be made, and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which could not be made or entered into but for said reliance upon such subordination.

          (b) The provisions set forth above shall apply, notwithstanding the availability of other collateral to the Collateral Agent or the Senior Obligees or the actual date and time of execution, delivery, recordation, filing or perfection of the Senior Deed of Trust or any of the other Senior Basic Documents, or the lien(s) thereof, and notwithstanding the fact that the Senior Obligations or any claim for the Senior Obligations is subordinated, avoided or disallowed, in whole or in part, under the United States Bankruptcy Code or other applicable federal or state law. In the event of a proceeding, whether voluntary or involuntary, for insolvency, liquidation, reorganization, dissolution, bankruptcy or other similar proceeding pursuant to the United States Bankruptcy Code or other applicable federal or state law, the amounts due under the Senior Obligations shall include all interest accrued on the Senior Obligations, in accordance with and at the rates specified in the Senior Basic Documents, both for periods before and for periods after commencement of any such proceedings, even if the claim for such interest is not allowed pursuant to applicable law.

          (c) If the Trustee or any Junior Obligee shall acquire by indemnification, subrogation or otherwise, any lien, estate, right or other interest in the Property or any portions thereof, that lien, estate, right or other interest shall be subordinate to the lien of the Senior Deed of Trust and the other Senior Basic Documents as provided herein.

          (d) In no event shall any rents, issues or profits issuing from the Property, or from any lease or occupancy agreement (including any room occupancy agreement) of all or any part thereof, be collected by Trustee or any Junior Obligee except through a receiver appointed by a court after notice of application for such appointment has been given to the Collateral Agent.

          3.   STANDSTILL; REMEDIES BLOCKAGE.

          (a) Anything to the contrary provided in the Junior Basic Documents notwithstanding, so long as any of the Senior Obligations remain outstanding, neither Trustee nor any Junior Obligee shall demand, commence or undertake any Enforcement Action (as defined below) unless:

               (i) Collateral Agent commences a judicial or non-judicial foreclosure action or proceeding following the occurrence of a default by the Obligor under any of the Senior Basic Documents (a "DEFAULT");

               (ii) six (6) months shall have elapsed from the occurrence of an "Event of Default" under the Senior Basic Documents and the Collateral Agent shall have failed to commence an Enforcement Action; or

               (iii) the maturity date of the Junior Obligations shall have passed,

in any of which events the Trustee (on behalf of the Junior Obligees) may declare an event of default under the Junior Basic Documents, accelerate and commence a foreclosure of the Junior Obligations or, in the case of the events described in CLAUSE (i) above, join or become a party to the foreclosure action commenced by Collateral Agent or take such other actions as may be required by Nevada law to enable the Junior Obligees to receive any excess proceeds from the sale of the Property pursuant to the foreclosure of the Senior Deed of Trust and Senior Security Agreement and after the payment of all amounts due thereunder. As used herein, the term "ENFORCEMENT ACTION" shall mean any legal action (including, without limitation, any judicial or non-judicial foreclosure action or proceeding) or other proceedings or transactions (including, without limitation, any deed-in-lieu of foreclosure transaction) with respect to the Property taken by any of the Collateral Agent, Trustee, Senior Obligees or Junior Obligees.

          (b) With respect to any Enforcement Action brought by any of Trustee, Collateral Agent, any Junior Obligee or any Senior Obligee:

               (i) If any action or proceeding shall be brought to foreclose the Senior Deed of Trust or any other Senior Basic Document or the Junior Deed of Trust or any other Junior Basic Document, then Collateral Agent or Trustee, as the case may be, shall promptly send written notice of the commencement of such action to the other, and true copies of all papers served or entered in such foreclosure action shall be delivered to such other party when so served or entered.

               (ii) Trustee (on behalf of itself and the Junior Obligees) agrees, to the fullest extent permitted by law, that neither Trustee nor any Junior Obligee nor anyone claiming through or under any such person shall or will set up, seek, claim or seek the advantage of, any appraisement, valuation, stay, extensions, or redemption laws now or hereafter in effect, and Trustee, for itself and all Junior Obligees and all who may at any time claim through or under any of them, hereby waives to the fullest extent that they may lawfully do so, the benefit of all such laws, and any and all rights to have the assets comprising the Property marshalled upon any foreclosure of the Senior Deed of Trust or any other Senior Basic Document.

          (c) In the event (i) the Senior Obligations become due or are declared due and payable prior to their stated maturity, or (ii) of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of any Property (including, without limitation, any proceeds of any sale or other disposition of any of the Property), in whatever form, to any creditor or creditors of Obligor or to any holder of indebtedness of Obligor by reason of any liquidation, dissolution or other winding up of Obligor or its business, or of any receivership or custodianship for Obligor of all or substantially all of its property, or of any insolvency or bankruptcy proceedings or assignment for the benefit of creditors or any proceeding by or against Obligor for any relief under any bankruptcy, reorganization or insolvency law or laws, federal or state, or any law, federal or state, relating to the relief of debtors, readjustment of indebtedness, reorganization, composition or extension, then any payment or distribution of any kind or character of any Property (including, without limitation, any proceeds of any sale or other disposition of any of the Property), whether in cash, property or securities which shall be payable or deliverable with respect to any or all of the Junior Obligations or which shall be received by Trustee or any of the Junior Obligees shall be held in trust by Trustee or such Junior Obligee, as applicable, for the benefit of the Collateral Agent and Senior Obligees and shall forthwith be paid or delivered directly to the Collateral Agent (on behalf of the Senior Obligees) for application to the payment of any amounts outstanding under the Senior Obligations to the extent necessary to make payments in full in cash of all sums due under the Senior Basic Documents remaining unpaid. In any such event, the Collateral Agent and/or any of the Senior Obligees may, but shall not be obligated to, demand, claim and collect any such payment or distribution that would, but for these subordination provisions, be payable or deliverable with respect to the Junior Obligations.

          (d) To the extent any payment under the Senior Basic Documents (whether by or on behalf of Obligor, as proceeds of security or enforcement of any right of set-off or otherwise) is declared to be fraudulent or preferential, set aside or required to be paid to a trustee, receiver or other similar party under any bankruptcy, insolvency, receivership or similar law, then if such payment is recovered by, or paid over to such trustee, receiver or similar party, the Senior Obligations or part thereof originally intended to be satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

          4.   NOTICES OF DEFAULT.

          (a) Collateral Agent (on behalf of the Senior Obligees) shall give to Trustee (on behalf of the Junior Obligees) a copy of any notice of default delivered by Collateral Agent or any Senior Obligee to the Obligor concurrently with the delivery of such notice to Obligor. Such notice shall be given in accordance with SECTION 11 hereof.

          (b) Trustee (on behalf of the Junior Obligees) shall give to Collateral Agent (on behalf of the Senior Obligees) a copy of any notice of default delivered by Trustee or any Junior Obligee to the Obligor concurrently with the delivery of such notice to Obligor. Such notice shall be given in accordance with SECTION 11 hereof.

          5. CASUALTY/CONDEMNATION PROCEEDS/IMPOUNDS. Notwithstanding anything to the contrary stated in the Junior Deed of Trust or other Junior Basic Documents, all casualty and condemnation proceeds payable or paid in connection with any fire or other casualty to the Property or condemnation of the Property shall be paid to the Collateral Agent (on behalf of the Senior Obligees) in accordance with the terms and provisions of the Senior Deed of Trust and shall be thereafter used for the restoration of the Property or disbursed in accordance with the terms and provisions of said Senior Deed of Trust. If, pursuant to the Senior Basic Documents, the Obligor is ever required to deposit with the Collateral Agent or Senior Obligees amounts into impound accounts for the payment of taxes, insurance or other Property expenses, then the actual deposit of any amounts into such impound accounts in accordance with the terms of the Senior Basic Documents shall satisfy any corresponding obligation of Obligor to make the same deposits into impound accounts for the same expense item(s) under the Junior Basic Documents, and the Obligor shall be relieved of the obligation to make such corresponding deposits on account of such impound accounts under the Junior Basic Documents so long as such deposits are being made into impound accounts created pursuant to the Senior Basic Documents.

          6. TRUSTEE'S AND JUNIOR OBLIGEES' APPROVALS. Trustee and the Junior Obligees each hereby consent to and approve all provisions of the Note Purchase Agreement, Senior Deed of Trust and other Senior Basic Documents, and all agreements now or hereafter entered into between and among Obligor, Collateral Agent and/or any Senior Obligee.

          7. OBLIGOR'S COVENANTS. Obligor hereby agrees to notify Collateral Agent in writing of any legal proceedings taken by Trustee or any Junior Obligee against the Obligor promptly after learning of the same and, at Collateral Agent's request, to defend such proceedings to the best of its ability.

          8. ASSIGNMENT. The Senior Obligees will not (a) assign, sell, transfer or otherwise dispose of any claim to repayment of the Senior Obligations or performance of the Senior Basic Documents, or any Senior Obligee's interest in any of the foregoing, or (b) allow any future obligee to enjoy the benefits of the Property or to become a party to the

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Senior Basic Documents, unless in the case of both CLAUSES (a) and (b) above, such purchaser, assignee, transferee or lender shall agree, in writing, to be bound by the terms of this Agreement. The Junior Obligees will not (x) assign, sell, transfer or otherwise dispose of any claim to repayment of the Junior Obligations or performance of the Junior Basic Documents, or any Junior Obligee's interest in any of the foregoing, or (y) allow any future obligee to enjoy the benefits of the Property or to become a party to the Junior Basic Documents, unless in the case of both CLAUSES (x) and (y) above, such purchaser, assignee, transferee or lender shall agree, in writing, to be bound by the terms of this Agreement. Any party making such a transfer shall deliver to each party hereto a copy of such agreement promptly after the subject assignment. Each party hereto shall be entitled to assume that the other parties have not made any such assignment, sale, transfer, disposition or refinancing until receipt of such agreement or acknowledgment.

          9. GENERAL REPRESENTATIONS AND WARRANTIES. Each party hereto represents and warrants to the other as follows:

          (i) It is duly organized and is validly existing under the laws of the jurisdiction under which it was organized with full power to execute, deliver and perform this Agreement and consummate the transactions contemplated hereby;

          (ii) All actions necessary to authorize the execution, delivery and performance of this Agreement on behalf of such party have been duly taken, and all such actions continue in full force and effect as of the date hereof;

          (iii) It has duly executed and delivered this Agreement and this Agreement constitutes the legal, valid and binding agreement of such party enforceable in accordance with its terms subject to (A) applicable bankruptcy, reorganization, insolvency and moratorium laws, and (B) principles of equity, which may apply regardless of whether a proceeding is brought in law or in equity;

          (iv) To the best of its knowledge, no consent of any other party and no consent, license, approval, or authorization of, or exemption by, or registration or declaration or filing with, any governmental authority, bureau or agency is required in connection with the execution, delivery, or performance by such party of this Agreement or consummation by such party of the transactions contemplated by this Agreement;

          (v) None of the execution, delivery, and performance of this Agreement nor the consummation of the transactions contemplated by this Agreement will (A) violate or conflict with any provision of the organizational or governing documents, if any, of such party, (B) to the best of its knowledge, violate, conflict with, or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute (or with notice or lapse of time, or both, would constitute) a default under the terms of any contract, mortgage, lease, bond, indenture, agreement, or other instrument to which such party is a party or to which any of its properties are subject,
(C) to the best of its knowledge, result in the creation of any lien, charge, encumbrance, mortgage, lease,

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claim, security interest, or other right or interest upon the properties or assets of such party pursuant to the terms of any such contract, mortgage, lease, bond, indenture, agreement, franchise, or other instrument, (D) violate any judgment, order, injunction, decree, or award of any court, arbitrator, administrative agency, or governmental or regulatory body of which it has knowledge against, or binding upon, such party or upon any of the securities, properties, assets or business of such party, or (E) to the best of its knowledge, constitute a violation by such party of any statute, law, or regulation that is applicable to such party.

          10. NOTICES. All notices, requests and demands to be made hereunder to the parties hereto shall be in writing and shall be given by any of the following means: (i) personal service; (ii) electronic communication, whether by telex, telegram or telecopying (if confirmed in writing sent by registered or certified, first class mail, return receipt requested); or (iii) registered or certified, first class mail, return receipt requested. The addresses of the parties set forth below may be changed by notice to the other parties given in the same manner as provided above. Any notice, demand or request sent pursuant to CLAUSE (i) above shall be deemed received upon such personal service, and if sent pursuant to CLAUSE (ii) above shall be deemed received upon dispatch if sent prior to 5:00 p.m. on a business day, and otherwise shall be deemed received on the next succeeding business day, and, if sent pursuant to CLAUSE
(iii) above shall be deemed received three (3) days following deposit in the mail.

To Obligor:                   Santa Fe Hotel Inc.
                              4949 N. Rancho Road
                              Las Vegas, Nevada 89130
                              Attention:  Mr. Thomas Land
                              Facsimile No.:  (702) 658-4303

To Collateral Agent and
Senior Obligees:              SunAmerica Life Insurance Company
                              1 SunAmerica Center
                              Century City
                              Los Angeles, California 90067-6022
                              Attention:  Director- Mortgage Lending
                                          and Real Estate
                              Facsimile No.:  (310) 772-6573

To Trustee and
Junior Obligees:              IBJ Schroder Bank & Trust Company
                              One State Street
                              New York, New York 10004
                              Attention:  Corporate Trust & Agencies
                                          Administration
                              Facsimile No.:  (212) 858-2952

          11. NO WAIVER; MODIFICATION. Neither the Collateral Agent's nor any Senior Obligee's delay in or failure to exercise any right or remedy hereunder or under any of the Senior Basic Documents shall be deemed a waiver of any obligation of the Trustee or any Junior Obligee hereunder or of any right of the Collateral Agent or any Senior Obligee hereunder. This Agreement may be amended or modified, and any of Collateral Agent's or any Senior Obligee's rights hereunder may be waived, only upon the written agreement of the Collateral Agent (on behalf of the Senior Obligees).

          12. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of the Collateral Agent's and each Senior Obligee's respective successors and assigns and shall bind the heirs, legatees, representatives, successors and assigns of Trustee and each Junior Obligee.

          13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER, SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEVADA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          14. WHOLE AGREEMENT. This Agreement shall be the whole and only agreement with regard to the subordination of the lien or charge of the Junior Deed of Trust to the lien or charge of the Senior Deed of Trust and all other matters set forth herein, and shall supersede and cancel, but only insofar as would affect the priority between the deeds of trust and the other matters hereinbefore specifically described, any prior agreements as to such matters, including, but not limited to, those provisions, if any, contained in the Junior Deed of Trust, which provide for the subordination of the lien or charge thereof to another deed or deeds of trust or to another mortgage or mortgages.

          15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature and acknowledgment pages of any counterpart may be detached therefrom without impairing the legal effect of the signatures and acknowledgments thereto, provided such signature and acknowledgment pages are attached to any other counterpart identical thereto except having additional signature and acknowledgment pages executed by other parties to this Agreement attached thereto.

          16. CUMULATIVE RIGHTS. Except as specifically limited herein, the rights, duties and remedies provided for hereunder shall be cumulative and in addition to those provided by applicable law.

          17. INCONSISTENCIES. In the event of any conflicts between the terms and provisions of this Agreement and the terms and provisions of the Senior Basic Documents or the Junior Basic Documents, the terms and provisions of this Agreement shall govern and prevail.

          18. NO JOINT VENTURE. Nothing provided herein is intended to create a joint venture, partnership, tenancy-in-common or joint tenancy relationship between or among any of the parties hereto.

          19. FURTHER ASSURANCES. Each party shall cooperate fully with the others in order to promptly and fully carry out the terms and provisions of this Agreement. Each party hereto shall from time to time execute and deliver such other agreements, documents, or instruments and take such other actions as may be reasonable or desirable to effectuate the terms of this Agreement.

          20. NO THIRD PARTY BENEFICIARY. The parties do not intend the benefits of this Agreement to inure to any third party, nor shall the Agreement be construed to make or render any party hereto liable to any such third party for its performance or its obligations under this Agreement.

          21. MODIFICATIONS TO SENIOR OBLIGATIONS. This Agreement shall constitute a continuing agreement of subordination, and any Senior Obligee may, without notice to Trustee or the Junior Obligees, lend monies, extend credit, and make other financial accommodations to or for the account of Obligor on the faith hereof. Collateral Agent and/or any Senior Obligee is hereby authorized in its sole discretion to (i) change the manner, place or terms of payments or extend the time of payment, or alter the terms (including the interest rate) or extend the maturity of any portion of the Senior Obligations, (ii) sell, exchange, release or otherwise deal with any security or other property pledged or mortgaged for the Senior Obligations, (iii) release any person liable in any manner for the collection or payment of any of the Senior Obligations, and accept any renewal note or notes, from time to time, from the Obligor, and (iv) exercise or refrain from exercising any rights against the Obligor and/or any other person, all without notice to, or approval or consent by, Trustee or the Junior Obligees, and without any impairment of the obligations of Trustee and the Junior Obligees hereunder. Upon demand by Collateral Agent, Trustee and the Junior Obligees will further confirm the subordination of the lien of the Junior Deed of Trust to the lien of the Senior Deed of Trust and all other Senior Basic Documents, as thereafter extended, renewed, modified, replaced or consolidated.

          22.  EFFECT UPON SENIOR BASIC DOCUMENTS AND JUNIOR BASIC DOCUMENTS.

          (a) By executing this Agreement, Obligor agrees to be bound by the provisions hereof as they relate to the relative rights of the Senior Obligees and Junior Obligees. Obligor acknowledges that the provisions of this Agreement shall not give Obligor any substantive rights as against any of the Collateral Agent, Senior Obligees, Trustee or Junior Obligees, and that, except as expressly set forth herein, nothing in this Agreement shall amend, modify, change or supersede any of the terms and provisions of (i) the Senior Basic Documents as between Obligor, on the one hand, and Collateral Agent and the Senior

Obligees, on the other hand, and (ii) the Junior Basic Documents as between Obligor, on the one hand, and Trustee and the Junior Obligees, on the other hand.

          (b) Except as otherwise expressly provided in SUBSECTION (c) below, the agreements contained herein are for the sole and exclusive benefit of Collateral Agent, Trustee, the Senior Obligees and the Junior Obligees and their respective successors and assigns and do not otherwise create, and shall not be construed as creating, any rights, enforceable by Obligor or any other person. Except as otherwise expressly provided in SUBSECTION (c) below, if any of Collateral Agent, Trustee, any Senior Obligee or any Junior Obligee shall enforce its rights or remedies in violation of the terms of this Agreement, Obligor, by its acknowledgment hereof, agrees that it shall not use such violation as a defense to the enforcement by Collateral Agent or any Senior Obligee of its rights and remedies under the Senior Basic Documents or at law or in equity, or the enforcement by Trustee or any Junior Obligee of its rights and remedies under the Junior Basic Documents or at law or in equity, nor assert such violation as a counterclaim or basis for set-off or recoupment against any of Collateral Agent, Trustee, any Senior Obligee or any Junior Obligee.

          (c)  Notwithstanding anything to the contrary stated in this
SECTION 22, Obligor shall be entitled to rely upon the terms and provisions of
SECTION 5 hereof providing for the distribution of casualty and condemnation proceeds and collection of moneys for impound accounts. The Obligor's compliance with the terms and provisions of SECTION 5 hereof shall constitute a defense to the failure of Obligor to comply with the casualty, condemnation and impound account provisions of the Junior Basic Documents.

          23. TERMINATION. This Agreement shall terminate and be of no further force or effect upon the earlier of the satisfaction and full discharge and release of all obligations of Obligor under the Senior Basic Documents and the release of the Senior Deed of Trust of record and the satisfaction and full discharge of all obligations of Obligor under the Junior Basic Documents and the release of the Junior Deed of Trust of record.


                              [SIGNATURES ON NEXT PAGE]

          IN WITNESS WHEREOF, the parties hereto have executed, or caused their duly authorized representatives to execute, this Agreement as of the day and year first written above.


                              "OBLIGOR"

                              SANTA FE HOTEL INC.,
                              a Nevada corporation



                              By: /s/ Thomas K. Land
                              Name: Thomas K. Land
                              Title: Senior Vice President and Chief Financial
                                   Officer


                              "SENIOR OBLIGEE"

                              SUNAMERICA LIFE INSURANCE COMPANY,
                              an Arizona corporation


                              By: /s/ Stephen P. Hanover
                              Name: Stephen P. Hanover
                              Title: Authorized Agent


                              "JUNIOR OBLIGEE"

                              IBJ SCHRODER BANK & TRUST COMPANY,
                              a New York banking corporation



                              By: /s/ Terence Rawlins
                              Name: Terence Rawlins
                              Title: Assistant Vice President

                                   ACKNOWLEDGMENTS


STATE OF _______________      )
                              )
COUNTY OF ______________      )


          On ______________, 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared _________________________ and ________________________ personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.



          Signature ___________________________




STATE OF _______________      )
                              )
COUNTY OF ______________      )


          On ______________, 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared _________________________________________________ personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.



          Signature ___________________________

STATE OF _______________      )
                              )
COUNTY OF ______________      )


          On ______________, 1998 before me, the undersigned, a Notary Public in and for said State, personally appeared _________________________________________________ personally known to me or proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

          WITNESS my hand and official seal.



          Signature ___________________________

                                      EXHIBIT A

                               DESCRIPTION OF PROPERTY






















                                      A-1